EXHIBIT 10.12

FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENTS
AND JOINT ESCROW INSTRUCTIONS
THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENTS AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is entered into as of June 7, 2017 by and between “Seller” (as defined herein) and COLONIAL OAKS SENIOR LIVING HOLDCO, LLC, a Delaware limited liability company (“Buyer”).
WHEREAS, (A) (i) Napa Skilled Nursing Center, LLC, a California limited liability company (“Napa Classic Care Existing Owner”) and Nazareth Classic Care of Napa, Inc., a California S corporation (“Napa Classic Care Existing Operator”, and together with Napa Classic Care Existing Owner, individually and collectively, “Napa Classic Care Seller”) previously entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated March 6, 2017 with respect to that certain real property located at 2465 Redwood Road, Napa, California (the “Napa Classic Care Original Agreement”); (ii) Nazareth Agua Caliente Villa, LLC, a California limited liability company (“Sonoma Existing Owner”) and Nazareth Agua Caliente Villa, Inc., a California S corporation (“Sonoma Existing Operator”, and together with Sonoma Existing Owner, individually and collectively, “Sonoma Seller”) previously entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated March 6, 2017 with respect to that certain real property located at 17250 Vailetti Drive, Sonoma, California (the “Sonoma Original Agreement”); (iii) Nazareth Classic Care Community, LLC, a California limited liability company (“Menlo Park Existing Owner”) and Nazareth Classic Care Community, Inc., a California S corporation (“Menlo Park Existing Operator”, and together with Menlo Park Existing Owner, individually and collectively, “Menlo Park Seller”) previously entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated March 6, 2017 with respect to that certain real property located at 800 Roble Avenue, Menlo Park, California (the “Menlo Park Original Agreement”); (iv) Nazareth Classic Care of Fairfield, LLC, a California limited liability company (“Fairfield Existing Owner”) and Nazareth Classic Care of Fairfield, Inc., a California S corporation (“Fairfield Existing Operator”, and together with Fairfield Existing Owner, individually and collectively, “Fairfield Seller”) previously entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated March 6, 2017 with respect to that certain real property located at 1095 E. Tabor Avenue, Fairfield, California (the “Fairfield Original Agreement”); (v) Nazareth Park Place, LLC, a California limited liability company (“Sacramento Existing Owner”) and Nazareth Park Place, Inc., a California S corporation (“Sacramento Existing Operator”, and together with Sacramento Existing Owner, individually and collectively, “Sacramento Seller”) previously entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated March 6, 2017 with respect to that certain real property located at 1922 Morse Avenue, Sacramento, California (the “Sacramento Original Agreement”); (vi) Nazareth Rose Garden of Napa, LLC, a California limited liability company (“Napa Rose Garden Existing Owner”) and Nazareth Rose Garden of Napa, Inc., a California S corporation (“Napa Rose Garden Existing Operator”, and together with Napa Rose Garden Existing Owner, individually and collectively, “Napa Rose Garden Seller”) previously entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated March 6, 2017 with respect to that certain real property located at 903 Saratoga Drive, Napa, California (the “Napa Rose Garden Original Agreement”) and (vii) Nazareth Vista, LLC, a California limited liability company (“Belmont Seller”, and together with Napa Classic Care Seller, Sonoma Seller, Menlo Park Seller, Fairfield Seller and Napa Rose Garden Seller, individually and collectively, “Seller”) previously entered into that certain Purchase and Sale

Agreement and Joint Escrow Instructions dated March 6, 2017 with respect to that certain real property located at 900 Sixth Avenue, Belmont, California (the “Existing Belmont Agreement”, and together with the Napa Classic Care Original Agreement, the Sonoma Original Agreement, the Menlo Park Original Agreement, the Fairfield Original Agreement and the Napa Rose Garden Original Agreement, the “Original Agreements”), (B) Seller and Buyer previously entered into that certain First Amendment to Purchase and Sale Agreements and Joint Escrow Instructions dated May 5, 2017 (the “First Amendment”), (C) Seller and Buyer previously entered into that certain Second Amendment to Purchase and Sale Agreements and Joint Escrow Instructions dated May 12, 2017 (the “Second Amendment”), (D) Seller and Buyer previously entered into that certain Third Amendment to Purchase and Sale Agreements and Joint Escrow Instructions dated May 31, 2017 (the “Third Amendment”) and (E) Seller and Buyer previously entered into that certain Fourth Amendment to Purchase and Sale Agreements and Joint Escrow Instructions dated May 31, 2017 (the “Fourth Amendment”, and together with the Original Agreements, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the “Existing Agreements”).
WHEREAS, Seller and Buyer mutually desire to reaffirm and amend the Existing Agreements as provided below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. All capitalized terms used and not defined herein shall have the meanings given to them in the Existing Agreements.
2.    Due Diligence Period. The Due Diligence Period is hereby extended to 4:30 p.m. Los Angeles, California time on June 7, 2017, and all references to the term “Due Diligence Period” in the Agreements shall mean and refer to the Due Diligence Period as extended by this Amendment.
3.    Except as expressly modified hereby, nothing in this Amendment shall limit any of Buyer’s rights under the Existing Agreements and the Existing Agreements are hereby ratified and shall remain in full force and effect, enforceable in accordance with its terms.
4.    This Amendment may be executed in multiple counterparts, which taken together shall constitute one and the same instrument, and executed counterparts may be delivered via facsimile or e-mail, the parties agreeing to be bound by such delivery.
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This Amendment has been executed as of the date and year first above written.
NAPA CLASSIC CARE SELLER:

NAPA SKILLED NURSING CENTER, LLC,
a California limited liability company

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	Managing Member

NAZARETH CLASSIC CARE OF NAPA, INC.,
a California S corporation

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	CEO
SONOMA SELLER:

NAZARETH AGUA CALIENTE VILLA, LLC,
a California limited liability company

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	Managing Member

NAZARETH AGUA CALIENTE VILLA, INC.,
a California S corporation

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	CEO

This Amendment has been executed as of the date and year first above written.
MENLO PARK SELLER:

NAZARETH CLASSIC CARE COMMUNITY, LLC,
a California limited liability company

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	Managing Member

NAZARETH CLASSIC CARE COMMUNITY, INC.,
a California S corporation

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	CEO
FAIRFIELD SELLER:

NAZARETH CLASSIC CARE OF FAIRFIELD, LLC,
a California limited liability company

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	Managing Member

NAZARETH CLASSIC CARE OF FAIRFIELD, INC.,
a California S corporation

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	CEO

This Amendment has been executed as of the date and year first above written.
SACRAMENTO SELLER:

NAZARETH PARK PLACE, LLC,
a California limited liability company

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	Managing Member

NAZARETH PARK PLACE, INC.,
a California S corporation

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	CEO
NAPA ROSE GARDEN SELLER:

NAZARETH ROSE GARDEN OF NAPA, LLC,
a California limited liability company

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	Managing Member

NAZARETH ROSE GARDEN OF NAPA, INC.,
a California S corporation

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	CEO

This Amendment has been executed as of the date and year first above written.
BELMONT SELLER:

NAZARETH VISTA, LLC,
a California limited liability company

By:	/s/ Mounir Kardosh
Name:	Mounir Kardosh
Its:	Managing Member

This Amendment has been executed as of the date and year first above written.
BUYER:

COLONIAL OAKS SENIOR LIVING HOLDCO, LLC,
a Delaware limited liability company

By:	/s/ Carl Mittendorff
Name:	Carl Mittendorff
Its:	Sole Member